Exhibit 99.1

American Battery Materials, Inc. Expands Board and Strategic Relationships to Accelerate Lithium Extraction Development

New Director, Advisors Bring Unique Expertise to Rapidly Developing Lithium Market

GREENWICH, Conn., June 14, 2023 -- American Battery Materials, Inc. (OTC Pink: BLTH) (“ABM”, the “Company”), an environmentally responsible minerals exploration and development company focused on direct lithium extraction (DLE) and other critical minerals for the global energy transition, today announced the appointment of a new director and engagement of new team members critical to the acceleration of the Company’s development of its lithium extraction plans.

Dylan C. Glenn, a thirty-year veteran of the financial services and government affairs sectors, was introduced as the Company’s newest independent director. Mr. Glenn is currently a senior director at Eldridge Industries, a diversified holding company based in Greenwich, Connecticut. Prior to his tenure with Eldridge, Mr. Glenn was Chairman of Guggenheim KBBO Partners, Ltd., a Dubai-based joint venture partnership between the KBBO Group and Guggenheim Partners. Prior to this role, Mr. Glenn spent more than a decade at Guggenheim Partners, where he was Managing Director and critical to the firm’s expansion. Mr. Glenn also has experience in the government and regulatory space, having served as Deputy Chief of Staff to Georgia Governor Sonny Perdue, and was a Georgia congressional candidate. He also served in the White House in Washington, D.C. as Special Assistant to President George W. Bush for Economic Policy from 2001 to 2003, having the honor of being a member of the National Economic Council team advising the President on various economic issues.

ABM has also engaged advisory firms Buenos Aires Capital Partners, and iRadia Capital to explore acquisition and joint venture opportunities to diversify its lithium platform into Latin America with a focus on Argentina. Buenos Aires Capital Partners is a leading independent investment banking firm in Latin America, headquartered in Argentina, delivering best-in-class financial and strategic advisory services on landmark M&A and JV transactions. The two firms have more than five decades of collective experience with top tier global investment banks.

David Graber, Chairman & Co-CEO of ABM, noted: “The Lithium Triangle, which includes Argentina, Chile and Bolivia, possess by way of geologic history close to 50% of the world’s lithium deposits. We believe Argentina specifically and its various states, while managing economic complexities at the moment, understands the long-term value of foreign direct investment and responsible corporate partnerships to improve what today is certainly a challenging economic environment. Job creation and infrastructure improvement with sensitivity to the highest ecological and social standards can allow Argentina, in cooperation with foreign participants, to return to its former status as a relevant global economic leader. Salta, Catamarca and Jujuy each have benefited from capital investment from Australia, Canada, South Korea and China, to say the least. It is time for US operators to engage in opportunities abroad as we collectively partner with the US government to secure critical minerals in the name of US national security and fair global trade. The opportunity is now”.

Proposed Business Combination

On June 2, 2023, ABM and Seaport Global Acquisition II Corp. (NASDAQ: SGII) (“SGII”), a publicly-listed special purpose acquisition company, has previously announced the signing of a definitive merger agreement for a business combination (the “Proposed Business Combination”) that will result in ABM becoming a wholly-owned subsidiary of SGII. The combined company is expected to be renamed “American Battery Materials Holdings”, and its common stock and warrants are expected to be listed on the Nasdaq Global Market (“Nasdaq”).

About American Battery Materials, Inc.

American Battery Materials, Inc., (OTC Pink: BLTH), is a U.S.-based environmentally responsible critical minerals exploration and development company focused on Direct Lithium Extraction (DLE) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.  For more information, visit www.americanbatterymaterials.com. The information contained on, or that may be accessed through, this website is not incorporated by reference into, and is not a part of, this communication.

To receive American Battery materials, Inc. company updates via email, visit the Contact page of our web site, www.americanbatterymaterials.com/contact.

About Seaport Global Acquisition II Corp.

Seaport Global Acquisition II Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although SGII’s efforts to identify a prospective business combination opportunity will not be limited to a particular industry, it intends to focus on companies undergoing transformational, transitional, or reorganizational business strategies.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, SGII intends to file a preliminary and definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). SGII’s stockholders and other interested persons are advised to read, when available, the registration statement on Form S-4, which will include a proxy statement/prospectus of SGII (“the S-4”), as well as other documents filed with the SEC in connection with the Proposed Business Combination, as these materials will contain important information about ABM, SGII and the Proposed Business Combination. When available, the S-4 will be mailed to stockholders of SGII as of a record date to be established for voting on, among other things, the Proposed Business Combination. Stockholders will also be able to obtain copies of the S-4 and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in Solicitation

SGII and its respective directors and executive officers may be deemed participants in the solicitation of proxies from SGII’s stockholders in connection with the Proposed Business Combination. SGII’s and ABM’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of SGII and ABM in SGII’s Annual Report on Form 10-K filed with the SEC on April 4, 2023 and ABM’s Annual Report on Form 10-K filed with the SEC on April 21, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SGII stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement for the Proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the Form S-4 that SGII intends to file with the SEC.

Forward Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding SGII’s Proposed Business Combination with ABM, SGII’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of SGII and ABM and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGII or ABM. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGII or ABM is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to ABM; the amount of redemption requests made by SGII’s stockholders; the overall level of consumer demand for lithium; general economic conditions and other factors affecting; disruption and volatility in the global currency, capital, and credit markets; ABM’s ability to implement its business and growth strategy; changes in governmental regulation, ABM’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to ABM’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; ABM’s ability to comply with environmental regulations; competitive pressures from many sources, including those, having more experience and better financing; changes in technology that adversely affect demand for lithium compounds; the impact that global climate change trends may have on ABM and its potential mining operations; any breaches of, or interruptions in, SGII’s or ABM’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect SGII’s or ABM’s financial results is included from time to time in SGII’s and ABM’s public reports filed with the SEC, including their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the S-4 that SGII plans to file with the SEC in connection with SGII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or SGII’s or ABM’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGII nor ABM presently know, or that SGII and ABM currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGII’s and ABM’s expectations, plans or forecasts of future events and views as of the date of this communication. SGII and ABM anticipate that subsequent events and developments will cause their assessments to change. However, while SGII and ABM may elect to update these forward-looking statements at some point in the future, SGII and ABM specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGII’s or ABM’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended from time-to-time, or an exemption therefrom.

Investor Relations Contacts:

American Battery Materials, Inc.

Investor Relations

Email: ir@americanbatterymaterials.com

Tel: (800) 998-7962

or

MZ Group

Michael Kim

(737) 289-0835

michael.kim@mzgroup.us